Income Taxes	12 Months Ended
Dec. 28, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company's earnings before income taxes as generated from its U.S. and international operations are as follows (in millions):

	2013	2012	2011
U.S.	$(17)	$316	$502
International	801	689	517
Earnings before income taxes and noncontrolling interest	$784	$1,005	$1,019

Income tax expense consisted of the following (in millions):

	2013	2012	2011
Current:
U.S. federal	$101	$236	$180
U.S. state and other	7	16	13
International	108	78	65
Total current	216	330	258
Deferred	(124)	(77)	(65)
Income tax expense	$92	$253	$193

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of deferred tax assets and liabilities are as follows (in millions):

	2013	2012
Deferred income tax assets:
Net operating and capital loss carryforwards	$402	$236
Tax credit carryforwards	75	70
Inventories	136	148
Stock-based compensation	47	78
Compensation and benefits	123	113
R&D expenditures, capitalized for tax	112	—
Accrued liabilities and other	130	133
	1,025	778
Less: valuation allowance	(368)	(228)
Deferred income tax assets	657	550
Deferred income tax liabilities:
Unrealized gain on available-for-sale securities	(11)	(12)
Property, plant and equipment	(189)	(204)
Intangible assets	(352)	(307)
Deferred income tax liabilities	(552)	(523)
Net deferred income tax assets (liabilities)	$105	$27

At December 28, 2013, the Company had U.S. federal net operating loss carryforwards, the tax effect of which was $22 million and U.S. tax credit carryforwards, the tax effect of which was $4 million that will expire from 2017 through 2032 if not utilized. The Company also has state tax carryforwards, the tax effect of which was $71 million, that have an unlimited carryforward period. These amounts are subject to annual usage limitations. In addition, the Company had foreign tax net operating loss carryforwards, the tax effect of which was $380 million as of December 28, 2013. These tax attributes have an unlimited carryforward period.
The Company establishes valuation allowances for deferred tax assets when, after consideration of all positive and negative evidence, it is considered more-likely-than-not that a portion of the deferred tax assets will not be realized. The Company's valuation allowances of $368 million and $228 million at December 28, 2013 and December 29, 2012, respectively, reduce the carrying value of deferred tax assets associated with certain net operating loss and tax credit carryforwards.
A reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate is as follows:

	2013	2012	2011
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state income taxes, net of federal tax benefit	0.6	0.5	1.2
International taxes at lower rates	(13.6)	(12.1)	(11.6)
Tax benefits from domestic manufacturer's deduction	(1.9)	(2.2)	(2.0)
Research and development credits	(4.6)	(1.1)	(2.7)
Puerto Rico excise tax	(3.0)	(1.8)	(1.7)
Tax settlements	(1.9)	4.6	—
Noncontrolling interest	3.6	—	—
Other	(2.5)	2.3	0.8
Effective income tax rate	11.7%	25.2%	19.0%

The Company's effective income tax rate is favorably impacted by tax incentive grants, which result in Puerto Rico and Costa Rica earnings being partially tax exempt through the year 2023.

The Company has not recorded U.S. deferred income taxes on approximately $3.6 billion of its non-U.S. subsidiaries' undistributed earnings because such amounts are intended to be reinvested outside the United States indefinitely. If these earnings were repatriated to the United States, the Company would be required to accrue and pay U.S. federal income taxes and foreign withholding taxes, as adjusted for foreign tax credits. Determination of the amount of any unrecognized deferred income tax liability on these earnings is not practicable.

The Company recognizes all income tax liabilities in accordance with ASC Topic 740, Income Taxes, including liabilities for unrecognized tax benefits that require application of accounting estimates that are subject to the inherent uncertainties associated with the tax audit process, and therefore include certain contingencies. The Company recognizes interest and penalties related to income tax matters in income tax expense. The Company recognized interest and penalties, net of tax benefit, of $2 million, $22 million and $1 million during fiscal years 2013, 2012 and 2011, respectively. The Company's accrued liability for gross interest and penalties was $37 million, $69 million and $35 million at December 28, 2013, December 29, 2012 and December 31, 2011, respectively.
The following table summarizes the activity related to the Company's unrecognized tax benefits (in millions):

	2013	2012	2011
Balance at beginning of year	$314	$205	$163
Increases related to current year tax positions	74	38	33
Increases related to prior year tax positions	33	90	16
Reductions related to prior year tax positions	(16)	(18)	(1)
Reductions related to settlements / payments	(90)	(1)	(2)
Expiration of the statute of limitations for the assessment of taxes	—	—	(4)
Balance at end of year	$315	$314	$205

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all material U.S. federal, state, foreign and local income tax matters for all tax years through 2004. The U.S. Internal Revenue Service (IRS) is currently auditing the Company’s 2008 and 2009 tax returns and an audit report is expected to be issued in 2014. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.